SMITH BARNEY
FUNDAMENTAL
VALUE
FUND INC.

DIRECTORS
Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
Howard J. Johnson
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President & Treasurer

John G. Goode
Vice President and
Investment Officer

Peter Hable
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

                                  Smith Barney
                                  ------------
                                  A Member of TravelersGroup [LOGO APPEARS HERE]

INVESTMENT ADVISER AND
ADMINISTRATOR
Smith Barney Mutual
Funds Management Inc.

DISTRIBUTOR
Smith Barney Inc

CUSTODIAN
PNC Bank

SHAREHOLDER
SERVICING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Fundamental Value Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
FUNDAMENTAL
VALUE FUND INC.
388 Greenwich Street
New York, New York 10013

FD0283 11/95

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------


1995
1995
1995                    [ARTWORK APPEARS HERE]
1995
1995

                        Smith Barney
                        Fundamental
                        Value
                        Fund Inc.
                        --------------------------------------------------------
                        September 30, 1995


[LOGO APPEARS HERE]     Smith Barney Mutual Funds
                        Investing for your future.
                        Everyday.

----------------------------------------
Smith Barney Fundamental Value Fund Inc.
----------------------------------------

Dear Shareholder:

The stock market has been driven higher in the last year by two principal factors: Interest rates peaked in late 1994; and then interest rates began a sharp decline falling nearly 200 basis points (2%) for longer maturities. It is our belief that 80% of the market advance in 1995 can be attributed to declining interest rates. A second important reason for the broad based advance in equities has been the continuing record inflows into mutual funds. In the three-month period through September 30, 1995, nearly $35 billion found its way into the mutual fund industry.

Risks Are Higher Now

It is unlikely that interest rates will be the same major catalyst for higher equity prices, in the months ahead, as they have been year-to-date. Total funds raised in recent public offerings have exceeded the amount of new money coming into mutual funds. With overall mutual funds cash positions at a low 7%, it seems that there is less "fuel" now than earlier in the year to ignite a significant move in stock prices.

The stock market in 1995 has had substantial speculation concentrated in technology issues. The publicity surrounding the introduction of Windows-95 and the unusual level of interest in new issues such as Netscape have been part of the "mania" for technology issues. In stock markets such as these, we often underperform and we have done so in 1995. For the twelve months ended September 30, 1995, the total return for the Fundamental Value Fund was 19.94% versus 29.71% for the Standard & Poor's 500-Stock Index over the same period. Over the long term, we believe we will do well in good markets and difficult markets, more than offsetting any shortfall during more speculative advances. Now we must ask: What are the prospects for the market in the next 3-6 months and how should fund assets be positioned given the trends we see over the next three to five years?

Cash Is King?

Our belief is that stock market risks are higher now and when fund managers have their lowest cash positions in years, we would like to have a little more of this asset class. Our current cash position is about 20% of assets. Other assets which incorporate offensive/defensive characteristics include our 7% position in real estate investments trusts, possibly the best relative value in the market today, and our 15% commitment to energy stocks. We also have about a 2 1/2% position in selected gold shares. Should the market enter "choppy waters," we believe these positions would do substantially better than stocks in general. We also point out that these holdings, with the exception of cash, reflect some of our most important beliefs where the market is concerned for the next three to five years.

Financial Assets vs. "Hard Assets"

Generally speaking, the best performance during the last decade were financial assets on a global basis. For example, emerging market stocks have appreciated at an annual rate in excess of 18% in the last ten years. During the same period of time, other notable performers include the S&P 500, +14%, and U.S. long treasury bonds, +12%. During this time, 3-month Treasury bills (riskless) have provided a 5.8% annual return.

"Hard asset" categories, such as commercial real estate, +3.2%, gold, +2.2%, and commodities (i.e., energy, forest products, metals) in general have underperformed Treasury bills. If one believes in regression-to-the mean, it is probable that hard assets will do much better than financial assets in the next three to five years. Naturally it is possible to find "financial assets," common stocks, which represent so-called hard assets or benefit from trends within this area of the market. In addition, there are many companies involved in one or more areas of technology that are deeply involved in natural resources. The energy service companies come to mind. One theme we intend to pursue are those technology-based companies that are closely involved with capital goods, infrastructure and natural resource production.

We believe we are at a major inflection point where supply and demand for energy and many natural resources are concerned. With more than 4 billion consumers now part of economies following capitalist philosophies, it is clear that the demand for natural resources will grow faster in the next five to ten years than during the last decade. The critical resource area will be energy and this is one reason why we are overweighted in this sector of the market. Energy stocks now make up 15% of our portfolio versus 9% for the S&P 500.

Current Thoughts on the Portfolio

We currently are underweighted in technology, 9%, versus 16% for the S&P 500, but this clearly will be an area of market leadership over the next three to five years. In the short run, investors' "animal spirits" have run wild and many stocks have reached prices that incorporate expectations that may be difficult to meet in the short run. Technology issues are not true growth stocks, but are cyclical growth stocks because of the nature of their capital expenditure cycle and pricing fluctuations which affect most companies' operations. Therefore, it is often best to augment core positions during periods when pricing and other pressures provide buying opportunities.

Currently our weighting in financial services is 13% of assets, in line with the S&P 500. However, for most of 1995, we have been overweighted. We reduced our holdings somewhat in recent months given the strong relative performance of this sector. This was done by selling several issues which are in the process of being taken over and, in our opinion, have limited remaining upside potential. We continue to believe that consolidation within financial services is a trend that will endure for many years. We also feel that selected financial services companies with an international charter are growth stocks which continue to be available at single digit P/E ratios. Although values in financial services may not be as compelling as they were earlier in the year, they are still quite good which is why we retain our market weighting.

The Fundamental Value Fund has roughly a 5% weighting in several major Japanese stocks. Japan seems to be in the early stages of re-inflating its economy and reducing the value of the yen compared to the U.S. dollar. Japanese stocks have declined by more than 50% in the last five years. We think selected financial services companies and exporters should do very well in an environment where the U.S. dollar is appreciating vs. the yen.

Although excess capacity and pricing pressure characterizes the retailing environment, we are finding selected values in this area of the market. Some leading stocks are down nearly 50% from their 1992-1993 highs. In recent weeks, we have found some very interesting values in health care and entertainment as well. When depressed prices reflect a lack of enthusiasm for a particular stock or sector, we often find that these are the best hunting grounds to find great long-term values.

In summary, we believe we are well positioned for whatever circumstances develop in the stock market in the time period ahead. We thank you for your continued support and your confidence in our long-term investment management approach.

Sincerely,

/s/ Heath B. McLendon                           /s/ John G. Goode

Heath B. McLendon                               John G. Goode
Chairman of the Board                           Portfolio Manager

October 30, 1995

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                  ------------------------
                                  Beginning          End            Income         Capital Gain          Total
Year Ended                         of Year         of Year         Dividends       Distributions     Returns/(1)/
=================================================================================================================
9/30/95                              $8.20          $8.66           $0.13              $0.81            19.94%
-----------------------------------------------------------------------------------------------------------------
9/30/94                               8.42           8.20            0.08               0.53             4.92
-----------------------------------------------------------------------------------------------------------------
9/30/93                               7.22           8.42            0.06               0.46            25.23
-----------------------------------------------------------------------------------------------------------------
9/30/92                               6.47           7.22            0.14               0.00            14.01
-----------------------------------------------------------------------------------------------------------------
9/30/91                               5.34           6.47            0.23               0.29            33.47
-----------------------------------------------------------------------------------------------------------------
9/30/90                               7.15           5.34            0.18               0.57           (16.25)
-----------------------------------------------------------------------------------------------------------------
9/30/89                               6.23           7.15            0.10               0.33            23.26
-----------------------------------------------------------------------------------------------------------------
9/30/88                               8.36           6.23            0.26               1.03            (6.92)
-----------------------------------------------------------------------------------------------------------------
9/30/87                               7.24           8.36            0.32               0.74            34.39
-----------------------------------------------------------------------------------------------------------------
9/30/86                               6.91           7.24            0.19               0.34            12.94
=================================================================================================================
Total                                                               $1.69              $5.10
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                  ------------------------
                                  Beginning          End            Income         Capital Gain          Total
Year Ended                         of Year         of Year         Dividends       Distributions     Returns/(1)/
=================================================================================================================
9/30/95                              $8.16          $8.62           $0.08              $0.81            19.19%
-----------------------------------------------------------------------------------------------------------------
9/30/94                               8.37           8.16            0.02               0.53             4.21
-----------------------------------------------------------------------------------------------------------------
Inception*- 9/30/93                   7.31           8.37            0.05               0.46            22.82+
=================================================================================================================
Total                                                               $0.15              $1.80
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                  ------------------------
                                  Beginning          End            Income         Capital Gain          Total
Year Ended                         of Year         of Year         Dividends       Distributions     Returns/(1)/
=================================================================================================================
9/30/95                              $8.16          $8.62           $0.09              $0.81            19.33%
-----------------------------------------------------------------------------------------------------------------
9/30/94                               8.37           8.16            0.02               0.53             4.24
-----------------------------------------------------------------------------------------------------------------
Inception*- 9/30/93                   8.15           8.37            0.00               0.00             2.70+
=================================================================================================================
Total                                                               $0.11              $1.34
=================================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                Without Sales Charge/(1)/
                                                      ---------------------------------------------
                                                      Class A            Class B            Class C
===================================================================================================
Year Ended 9/30/95                                     19.94%             19.19%             19.33%
---------------------------------------------------------------------------------------------------
Five Years Ended 9/30/95                               19.11                N/A                N/A
---------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/95                                13.34                N/A                N/A
---------------------------------------------------------------------------------------------------
Inception* through 9/30/95+                            13.70              15.68              12.12
---------------------------------------------------------------------------------------------------

                                                                 With Sales Charge/(2)/
                                                      ---------------------------------------------
                                                      Class A            Class B            Class C
===================================================================================================
Year Ended 9/30/95                                     13.94%             14.19%             18.33%
---------------------------------------------------------------------------------------------------
Five Years Ended 9/30/95                               17.90                N/A                N/A
---------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/95                                12.76                N/A                N/A
---------------------------------------------------------------------------------------------------
Inception* through 9/30/95+                            13.28              14.89              12.12
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                Without Sales Charge/(1)/
                                                                -------------------------
Class A (9/30/85 through 9/30/95)                                        249.69%
-----------------------------------------------------------------------------------------
Class B (Inception* through 9/30/95)                                      52.55
-----------------------------------------------------------------------------------------
Class C (Inception* through 9/30/95)                                      27.74
-----------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

             Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Fundamental Value Fund Inc. vs. S&P 500 Index+
                                  (unaudited)
--------------------------------------------------------------------------------
                        September 1985 - September 1995


                             [GRAPH APPEARS HERE]


+ Hypothetical illustration of $10,000 invested in Class A shares on September
  30, 1985, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains at net asset value through September 30, 1995, compared to the Standard & Poor's 500 Composite Stock Price Index. The index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Portfolio Highlights                                          September 30, 1995
--------------------------------------------------------------------------------

Portfolio Breakdown (% of Total Investments)


                           [PIE CHART APPEARS HERE]




Top Ten Holdings

                                                                 Percentage of
Company                                                        Total Investments
================================================================================
American Express Co.                                                 2.8%
BankAmerica Corp.                                                    2.5
Delta Airlines Inc., Convertible Preferred, Series C                 2.4
Amoco Corp.                                                          2.4
AMR Corp.                                                            2.3
Citicorp                                                             2.2
Tele-Communications Inc. Class A Shares                              2.2
First Interstate Bankcorp.                                           2.1
General Motors Corp.                                                 2.1
Spieker Properties Inc.                                              2.1

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1995
--------------------------------------------------------------------------------

   SHARES                                      SECURITY                                                   VALUE
==================================================================================================================
COMMON STOCKS -- 71.8%
Banking and Finance -- 12.4%
     600,000                  American Express Co.                                                    $ 26,625,000
     400,000                  BankAmerica Corp.                                                         23,950,000
     300,000                  Citicorp+                                                                 21,225,000
     218,400                  Downey Financial Corp.                                                     4,368,000
     200,000                  First Interstate Bancorp                                                  20,150,000
     800,000                  Great Western Financial Corp.                                             19,000,000
     630,700                  PLM International Inc.+                                                    2,168,031
------------------------------------------------------------------------------------------------------------------
                                                                                                       117,486,031
------------------------------------------------------------------------------------------------------------------
Beverages -- 0.9%
     143,400                  Anheuser-Busch Cos. Inc.                                                   8,944,575
------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.8%
     250,000                  E. I. duPont de Nemours & Co.                                             17,187,500
------------------------------------------------------------------------------------------------------------------
Energy and Energy Services -- 15.0%
     150,000                  Amerada Hess Corp.                                                         7,293,750
      53,780                  American Exploration Co.+                                                    625,193
     350,000                  Amoco Corp.                                                               22,443,750
     324,000                  Apache Corp.                                                               8,505,000
     175,000                  Baker Hughes Inc.                                                          3,565,625
     500,000                  Diamond Shamrock Inc.                                                     12,312,500
     725,000                  Dresser Industries Inc.                                                   17,309,375
   1,000,000                  Enserch Exploration Inc.                                                  10,500,000
     169,600                  Fina Inc., Class A Shares+                                                 8,204,400
   1,117,000                  Forest Oil Corp.+                                                          2,792,500
     500,000                  Global Marine Inc.+                                                        3,562,500
     126,000                  Mitchell Energy & Development Corp., Class A Shares                        2,268,000
      47,900                  Mitchell Energy & Development Corp., Class B Shares                          844,238
   1,424,500                  Oryx Energy Co.+                                                          18,518,500
     110,000                  Royal Dutch Petroleum Co.                                                 13,502,500
      90,000                  Schlumberger Ltd.                                                          5,872,500
     200,000                  Teekay Shipping Corp.                                                      4,800,000
------------------------------------------------------------------------------------------------------------------
                                                                                                       142,920,331
------------------------------------------------------------------------------------------------------------------
Entertainment -- 1.2%
     300,000                  Time Warner Inc.                                                          11,925,000
------------------------------------------------------------------------------------------------------------------
Health Care -- 4.0%
     658,000                  Advanced Polymer Systems Inc.+                                             4,729,375
     200,000                  ALZA Corp.+                                                                4,600,000
     210,000                  Aphton Corp.+                                                              2,100,000

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   SHARES                                      SECURITY                                                   VALUE
==================================================================================================================
Health Care -- 4.0% (continued)
     500,000                  Calgene Inc.+                                                           $  3,375,000
     130,000                  Centocor Inc.+                                                             1,413,750
     150,000                  Merck & Co. Inc.                                                           8,400,000
         266                  Molecular Biosystems Inc.                                                      2,361
     100,000                  SciClone Pharmaceuticals Inc.+                                               850,000
     160,000                  Scios Nova Inc.+                                                             660,000
     263,900                  Texas Biotechnology Corp.+                                                   725,725
     225,000                  United Healthcare Corp.                                                   10,996,875
------------------------------------------------------------------------------------------------------------------
                                                                                                        37,853,086
------------------------------------------------------------------------------------------------------------------
Insurance -- 3.7%
     370,814                  Allstate Corp.                                                            13,117,545
     112,500                  American International Group Inc.                                          9,562,500
      50,000                  General Re Corp.                                                           7,550,000
     200,000                  TIG Holdings Inc.                                                          5,375,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        35,605,045
------------------------------------------------------------------------------------------------------------------
Manufacturing -- 1.1%
   1,400,000                  Interlake Corp.+                                                           3,325,000
     450,000                  Westinghouse Electric Corp.                                                6,750,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        10,075,000
------------------------------------------------------------------------------------------------------------------
Natural Resources -- 3.8%
   1,000,000                  Amax Gold Inc.+                                                            6,125,000
     700,000                  Asia Pacific Resource International, Class A Shares                        5,600,000
     100,000                  Cyprus Amax Minerals Co.                                                   2,812,500
      54,000                  Golden Star Resources Ltd.                                                   330,750
     300,000                  Homestake Mining Co.                                                       5,100,000
     650,700                  Nord Resources Corp.+                                                      1,545,413
     100,000                  Nucor Corp.                                                                4,475,000
     800,000                  Santa Fe Pacific Gold Corp.+                                              10,100,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        36,088,663
------------------------------------------------------------------------------------------------------------------
Real Estate -- 7.0%
     125,000                  Cousins Properties Inc.                                                    2,281,250
     850,000                  Del Webb Corporation                                                      16,043,748
     650,000                  Irvine Apartment Communities Inc.                                         11,456,250
     829,200                  Spieker Properties Inc.                                                   19,900,800
     590,000                  TriNet Corporate Realty Trust Inc.                                        16,372,500
------------------------------------------------------------------------------------------------------------------
                                                                                                        66,054,548
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   SHARES                                      SECURITY                                                   VALUE
==================================================================================================================
Retail -- 3.3%
     400,000                  Sears Roebuck & Co.                                                     $ 14,750,000
     602,000                  Toys `R' Us Inc.                                                          16,254,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        31,004,000
------------------------------------------------------------------------------------------------------------------
Technology - Computers -- 4.5%
     300,000                  Apple Computer Inc.                                                       11,175,000
     300,000                  Cray Research Inc.+                                                        6,637,500
     200,000                  International Business Machines Corp.                                     18,875,000
     201,000                  Landmark Graphics Corp.                                                    5,665,688
------------------------------------------------------------------------------------------------------------------
                                                                                                        42,353,188
------------------------------------------------------------------------------------------------------------------
Technology - Semiconductors -- 3.5%
   1,550,000                  IMP Inc.+                                                                 11,043,750
     100,000                  Intel Corp.                                                                6,012,500
     200,000                  Texas Instruments Inc.                                                    15,975,000
------------------------------------------------------------------------------------------------------------------
                                                                                                        33,031,250
------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.8%
     474,900                  Comsat Corp.                                                              10,685,250
   1,200,000                  Tele-Communications Inc., Class A Shares+                                 21,000,000
     300,000                  US West Inc.                                                              14,137,500
------------------------------------------------------------------------------------------------------------------
                                                                                                        45,822,750
------------------------------------------------------------------------------------------------------------------
Transportation -- 4.8%
     300,000                  AMR Corp.+                                                                21,637,500
   2,000,000                  Fruehauf Trailer Corp.                                                     4,000,000
     425,000                  General Motors Corp.                                                      19,921,875
------------------------------------------------------------------------------------------------------------------
                                                                                                        45,559,375
------------------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost -- $566,686,441)                                                   681,910,342
==================================================================================================================
CONVERTIBLE PREFERRED STOCKS -- 4.9%
Manufacturing -- 0.4%
       4,000                  Optical Coating Laboratory, Inc., Exchange 8.00%                           4,000,000
------------------------------------------------------------------------------------------------------------------
Natural Resources -- 0.6%
      50,000                  Amax Gold Inc., Series B, Exchange 3.75%                                   2,475,000
     128,000                  American Exploration Co., Series C, Exchange 9.00%                         3,472,000
------------------------------------------------------------------------------------------------------------------
                                                                                                         5,947,000
------------------------------------------------------------------------------------------------------------------
Real Estate -- 1.4%
     250,000                  Rouse Co., Series A, Exchange 6.50%                                       13,718,750
------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   SHARES                                      SECURITY                                                   VALUE
==================================================================================================================
Transportation -- 2.4%
     400,000                  Delta Airlines Inc., Series C, Exchange 3.50%                           $ 22,700,000
------------------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost -- $42,273,292)                                                     46,365,750
==================================================================================================================
FOREIGN COMMON STOCKS -- 4.5%
     100,000                  Grupo Iusacell S.A. ADR, Series L                                          1,300,000
   1,140,000                  Hitachi Ltd.                                                              12,480,487
   1,320,000                  Komatsu Ltd.                                                              10,650,988
     705,000                  Mitsubishi Estate                                                          7,932,590
     535,000                  Nomura Securities Co.                                                     10,521,034
------------------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN COMMON STOCKS
                              (Cost -- $42,887,792)                                                     42,885,099
==================================================================================================================
WARRANTS -- 1.0%
   1,300,000                  Morgan Stanley Nikkei $225, Expire 8/15/97                                 9,100,000
     200,000                  Texas BioTechnology Corp.                                                     50,000
     571,429                  UnionFed Financial Corp., Expire 12/29/98++                                        0
         146                  York Research Corp., Class A Shares, Expire 11/01/95                             237
          44                  York Research Corp., Class B Shares, Expire 11/01/95                              99
------------------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost -- $7,377,040)                                                       9,150,336
==================================================================================================================

    FACE
   AMOUNT                                      SECURITY                                                   VALUE
==================================================================================================================
CONVERTIBLE CORPORATE BOND -- 1.1%
$ 10,000,000                  Mitsubishi Bank International Finance, (Bermuda),
                              Trust Exchange 3.00% (Cost -- $10,000,000)                                10,512,500
==================================================================================================================
FOREIGN BOND -- 0.3%
Banking and Finance -- 0.3%
   4,000,000[++]              Peregrine PIV - Invest Finance, (Cayman),
                              4.50% due 12/01/00 (Cost -- $3,031,958)                                    3,230,000
==================================================================================================================

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                      SECURITY                                                   VALUE
==================================================================================================================
REPURCHASE AGREEMENTS -- 16.4%
$126,224,000                  Goldman Sachs, 6.32% due 10/02/95;
                              Proceeds at maturity -- $126,290,459; (Fully
                              collaterized by U.S. Treasury Notes, 5.875% due 7/31/97;
                              Market value -- $128,804,099)                                           $126,224,000
  29,035,000                  Morgan Stanley, 6.15% due 10/02/95;
                              Proceeds at maturity -- $29,049,874; (Fully
                              collaterized by U.S. Treasury Notes, 7.25% due 2/15/98;
                              Market value -- $29,603,229)                                              29,035,000
------------------------------------------------------------------------------------------------------------------
                              TOTAL REPURCHASE AGREEMENTS
                              (Cost -- $155,259,000)                                                   155,259,000
==================================================================================================================
                              TOTAL INVESTMENTS -- 100%
                              (Cost -- $827,515,523*)                                                 $949,313,027
==================================================================================================================

  +  Non-income producing security.
 ++  Restricted security (See Note 9).
[++] Represents local currency.
  *  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1995
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost--$672,256,523)                                              $794,054,027
   Repurchase agreements (Cost--$155,259,000)                                               155,259,000
   Cash                                                                                             873
   Receivable for securities sold                                                             4,443,128
   Receivable for Fund shares sold                                                            3,716,798
   Receivable for open forward foreign currency contract                                      2,260,634
   Dividend and interest receivable                                                           1,446,389
-------------------------------------------------------------------------------------------------------
   Total Assets                                                                             961,180,849
-------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                          10,000,000
   Distribution costs payable                                                                 1,715,265
   Investment advisory fees payable                                                             763,421
   Payable for Fund shares purchased                                                            359,003
   Administration fees payable                                                                  282,361
   Accrued expenses and other liabilities                                                     1,191,699
-------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                         14,311,749
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                           $946,869,100
=======================================================================================================
NET ASSETS:
   Par value of capital shares                                                             $    109,556
   Capital paid in excess of par value                                                      781,663,061
   Undistributed net investment income                                                       11,394,177
   Accumulated net realized gain on security transactions,
      options and foreign currencies                                                         29,644,168
   Net unrealized appreciation of investments and foreign currencies                        124,058,138
-------------------------------------------------------------------------------------------------------
Total Net Assets                                                                           $946,869,100
=======================================================================================================
Shares Outstanding:
   Class A                                                                                   44,574,043
   ----------------------------------------------------------------------------------------------------
   Class B                                                                                   62,452,558
   ----------------------------------------------------------------------------------------------------
   Class C                                                                                    2,529,245
   ----------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                 $8.66
   ----------------------------------------------------------------------------------------------------
   Class B *                                                                                      $8.62
   ----------------------------------------------------------------------------------------------------
   Class C **                                                                                     $8.62
   ----------------------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 5.26% of net asset value per share)                                      $9.12
=======================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                                               $ 15,217,964
   Interest                                                                                  11,421,946
-------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                   26,639,910
-------------------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 3)                                                                 5,145,795
   Investment advisory fees (Note 3)                                                          4,135,113
   Administration fees (Note 3)                                                               1,529,425
   Shareholder and system servicing fees                                                      1,100,000
   Shareholder communications                                                                   700,000
   Audit and legal                                                                              160,000
   Registration fees                                                                            140,000
   Custody                                                                                       70,000
   Trustees' fees                                                                                35,000
   Other                                                                                        374,505
-------------------------------------------------------------------------------------------------------
   Total Expenses                                                                            13,389,838
-------------------------------------------------------------------------------------------------------
Net Investment Income                                                                        13,250,072
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 5 AND 6):
   Realized Gain (Loss) From:
      Security transactions                                                                  35,115,531
      Options written                                                                        (4,320,656)
      Foreign currency transactions                                                              10,492
-------------------------------------------------------------------------------------------------------
   Net Realized Gain                                                                         30,805,367
-------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Foreign Currencies:
      Beginning of year                                                                      20,413,520
      End of year                                                                           124,058,138
-------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                                  103,644,618
-------------------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                                     134,449,985
-------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                     $147,700,057
=======================================================================================================

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets            For the Years Ended September 30,
--------------------------------------------------------------------------------

                                                                             1995                1994
========================================================================================================
OPERATIONS:
   Net investment income                                               $  13,250,072        $  6,407,260
   Net realized gain                                                      30,805,367          66,883,316
   Increase (decrease) in net unrealized appreciation                    103,644,618         (56,609,133)
--------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                147,700,057          16,681,443
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                                  (7,661,803)         (1,585,525)
   Net realized gains                                                    (30,805,367)        (20,541,700)
   Overdistribution of net realized gains                                (32,962,521)                 --
--------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions To Shareholders                                      (71,429,691)        (22,127,225)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sales                                               275,253,479         336,810,556
   Net asset value of shares issued in connection with
      the transfer of The Advisors Fund L.P. and of
      The Smith Barney Shearson Growth and
      Opportunity Fund net assets (Note 8)                                46,719,996         129,494,190
   Net asset value of shares issued for
      reinvestment of dividends                                           69,267,663          21,451,514
   Cost of shares reacquired                                            (148,313,554)        (92,281,847)
--------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                                            242,927,584         395,474,413
--------------------------------------------------------------------------------------------------------
Increase In Net Assets                                                   319,197,950         390,028,631

NET ASSETS:
   Beginning of year                                                     627,671,150         237,642,519
--------------------------------------------------------------------------------------------------------
   End of year*                                                        $ 946,869,100        $627,671,150
========================================================================================================
 * Includes undistributed net investment income of:                      $11,394,177          $5,795,416
========================================================================================================

                      See Notes to Financial Statements.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) securities transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. Government and Government Agency Obligations are valued at the mean between bid and asked price; (c) short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) realized gains or losses on the sale of securities are calculated based on the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; and (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     In addition, the Fund may enter into forward contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     2. Repurchase Agreements

     The Fund purchases, and its custodian takes possession of, U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     3. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser of the Fund. The Fund pays SBMFM an advisory fee calculated at annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     In addition, The Boston Company Advisors, Inc. ("Boston Advisors"), an indirect wholly owned subsidiary of Mellon Bank Corporation, acted as sub-administrator to the Fund. SBMFM paid Boston Advisors a portion of its administration fee at a rate agreed upon from time to time between SBMFM and Boston Advisors. As of February 13, 1995 this relationship was terminated.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended September 30, 1995, SB received brokerage commissions of $12,132 and sales charges of approximately $808,600 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares if redemption occurs less than one year from initial purchase and thereafter declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within the first year from the date such investment was made. For the year ended September 30, 1995, CDSCs of approximately $820,900 were paid to SB.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class. The Fund also pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each class. For the year ended September 30, 1995, total 12b-1 fees for Class A, B and C shares are $802,308, $4,242,319 and $101,168, respectively.

     All officers and one Director of the Fund are employees of SB.

     4. Investments

     During the year ended September 30, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) was $465,070,551 and $265,033,390, respectively.

     At September 30, 1995, net unrealized appreciation of investments for Federal income tax purposes consisted of the following:

===============================================================================
Gross unrealized appreciation                                      $140,416,187
Gross unrealized depreciation                                       (18,618,683)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $121,797,504
===============================================================================

     5. Forward Foreign Currency Contract

     As of September 30, 1995, the Fund had 16 open forward foreign currency contracts as described below. The Fund bears the market risk that arise from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statement are as follows:

                                 Local            Market            Settlement          Unrealized
                               Currency            Value               Date                Gain
==================================================================================================
To Sell:
     Japanese Yen             210,784,480       $40,097,181      10/27 - 12/22/95       $2,260,634
==================================================================================================

     6. Option Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the cost of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The following option transactions occurred during the fiscal year ended September 30, 1995:

                                                                                Number of
                                                              Premiums          Contracts
=========================================================================================
Options written, outstanding at September 30, 1994           $        0               0
Options written during the fiscal year                        4,134,601           9,555
Options cancelled in closing purchase transactions           (4,134,601)         (9,555)
-----------------------------------------------------------------------------------------
Options written, outstanding at September 30, 1995           $        0               0
=========================================================================================

     7. Capital Shares

     At September 30, 1995, there were 1,000,000,000 shares of common stock, par value $0.001, authorized. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. At September 30, 1995, total paid-in capital amounted to the following for each class:

                                    Class A          Class B           Class C
================================================================================
Total Paid-in Capital            $322,955,259      $439,100,938      $19,716,420
================================================================================

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                                           Year Ended                              Year Ended
                                                       September 30, 1995                      September 30, 1994
                                                --------------------------------         -------------------------------
                                                   Shares               Amount             Shares               Amount
========================================================================================================================
Class A
Shares sold                                       8,923,632          $69,815,825         18,676,625         $154,030,964
Net asset value of shares
   issued in connection with
   the transfer of Advisors
   Fund and Growth and
   Opportunity Fund (Note 8)                      6,431,222           44,760,999            388,502            3,131,328
Shares issued on reinvestment                     4,305,816           29,667,069          1,213,194            9,825,937
Shares redeemed                                  (7,371,519)         (57,261,926)        (2,632,527)         (22,334,987)
------------------------------------------------------------------------------------------------------------------------
Net Increase                                     12,289,151          $86,981,967         17,645,794         $144,653,242
========================================================================================================================
Class B
Shares sold                                      23,751,080         $185,650,163         22,104,529         $181,329,602
Net asset value of shares
   issued in connection with
   the transfer of Advisors
   Fund and Growth and
   Opportunity Fund (Note 8)                        281,465            1,958,997         15,677,772          126,362,840
Shares issued on reinvestment                     5,698,862           39,265,165          1,433,071           11,598,008
Shares redeemed                                 (11,543,825)         (88,999,697)        (8,591,811)         (69,813,565)
------------------------------------------------------------------------------------------------------------------------
Net Increase                                     18,187,582         $137,874,628         30,623,561         $249,476,885
========================================================================================================================
Class C
Shares sold                                       2,540,546         $ 19,787,491            178,677         $  1,449,990
Net asset value of shares
   issued in connection with
   the transfer of Growth and
   Opportunity Fund (Note 8)                             --                   --                  3                   22
Shares issued on reinvestment                        48,683              335,429              3,406               27,569
Shares redeemed                                    (262,289)          (2,051,931)           (16,624)            (133,295)
------------------------------------------------------------------------------------------------------------------------
Net Increase                                      2,326,940         $ 18,070,989            165,462         $  1,344,286
========================================================================================================================

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     8. Transfer of Net Assets

     On January 21, 1994, the Fund acquired the assets and certain liabilities of the Smith Barney Shearson Growth and Opportunity Fund ("Growth and Opportunity Fund"), pursuant to a plan of reorganization approved by the Growth and Opportunity Fund shareholders on January 20, 1994. On December 16, 1994, the Fund acquired the assets and certain liabilities of The Advisors Fund, L.P. ("Advisors Fund"), pursuant to a taxable Plan of Sale and Liquidation approved by the Advisors Fund shareholders on November 29, 1994. Total shares issued by the Fund and the total net assets of the Growth and Opportunity Fund and Advisors Fund as of the respective merger dates are as follows:

                                                              Total Net
                                          Shares              Assets of             Total Net
                                        Issued by              Acquired             Assets of
       Acquired Funds                    the Fund               Funds                the Fund
===============================================================================================
Growth and Opportunity Fund             16,066,277           $129,494,190          $323,293,621
-----------------------------------------------------------------------------------------------
Advisors Fund                            6,712,687             46,719,996           622,030,355
===============================================================================================

The total net assets of the Growth and Opportunity Fund before acquisition included unrealized appreciation of $54,843,440. The total net assets of the Fund immediately after the acquisition of the Growth and Opportunity Fund and Advisors Fund were $452,787,811 and $668,750,351, respectively.

     9. Restricted Securities

     The following securities held by the Fund are restricted securities under the Federal securities laws and are valued at fair value in good faith by, or under the direction of, the Fund's Board of Directors taking into consideration such factors as the Board deems appropriate.

     As of September 30, 1995, the Fund had the following restricted securities:

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                             Value                  Percentage
                                              Per        Fair        of Total                     Acquisition
     Security                    Shares      Unit        Value      Net Assets          Cost          Date
=============================================================================================================
Warrants:
UnionFed Financial
Corporation,
Warrant expires 1998             571,429     $0.00        $0           0.00%          $399,600       10/13/93
=============================================================================================================

     The Fund may purchase securities which are subject to legal or contractual restrictions on resale if not more than 15% of the value of the Fund's total assets would be invested in such securities or in securities for which there is no readily available market. In purchasing securities which could not be sold by the Fund without registration under the Securities Act of 1933, as amended, the Fund will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the Fund to sell any such security and the registration of the security permitting sale. During any such period, the security will be subject to market fluctuations.


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                         1995            1994            1993            1992           1991
==========================================================================================================================
Net Asset Value, Beginning of Year                    $8.20           $8.42           $7.22           $6.47          $5.34
--------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.17            0.09            0.07            0.11           0.15
   Net realized and unrealized gain
      on investments                                   1.23            0.30            1.65            0.78           1.50
--------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           1.40            0.39            1.72            0.89           1.65
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.13)          (0.08)          (0.06)          (0.14)         (0.23)
   Net realized gains                                 (0.39)          (0.53)          (0.46)             --          (0.29)
   Overdistribution of net realized gains             (0.42)             --              --              --             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.94)          (0.61)          (0.52)          (0.14)         (0.52)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $8.66           $8.20           $8.42           $7.22          $6.47
--------------------------------------------------------------------------------------------------------------------------
Total Return                                          19.94%           4.92%          25.23%          14.01%         33.47%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $386,297        $264,765        $123,118         $77,842        $59,358
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.34%           1.30%           1.45%           1.28%          1.30%
   Net investment income                               2.19            1.90            1.00            1.57           2.24
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  45%            108%            111%            142%           116%
==========================================================================================================================
Average Commissions                                   $0.05              --              --              --             --
==========================================================================================================================

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                                      1995             1994          1993(a)
==========================================================================================================
Net Asset Value, Beginning of Year                                 $8.16            $8.37            $7.31
----------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                            0.12             0.09             0.05
   Net realized and unrealized gain on investments                  1.23             0.25             1.52
----------------------------------------------------------------------------------------------------------
Total Income From Operations                                        1.35             0.34             1.57
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.08)           (0.02)           (0.05)
   Net realized gains                                              (0.39)           (0.53)           (0.46)
   Overdistribution of net realized gains                          (0.42)              --               --
----------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.89)           (0.55)           (0.51)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $8.62            $8.16            $8.37
----------------------------------------------------------------------------------------------------------
Total Return                                                       19.19%            4.21%           22.82%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $538,759         $361,254         $114,146
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         2.09%            2.06%            2.26%+
   Net investment income                                            1.44             1.13             0.19+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               45%             108%             111%
==========================================================================================================
Average Commissions                                                $0.05               --               --
==========================================================================================================
Class C Shares                                                      1995             1994           1993(b)
==========================================================================================================
Net Asset Value, Beginning of Year                                 $8.16            $8.37            $8.15
----------------------------------------------------------------------------------------------------------
Income From Operations
   Net investment income                                            0.12             0.05             0.00
   Net realized and unrealized gain on investments                  1.24             0.29             0.22
----------------------------------------------------------------------------------------------------------
Total Income From Operations                                        1.36             0.34             0.22
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.09)           (0.02)              --
   Net realized gains                                              (0.39)           (0.53)              --
   Overdistribution of net realized gains                          (0.42)              --               --
----------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.90)           (0.55)              --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $8.62            $8.16            $8.37
----------------------------------------------------------------------------------------------------------
Total Return                                                       19.33%            4.24%            2.70%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                   $21,812           $1,652             $308
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         2.09%            2.23%            2.25%+
   Net investment income                                            1.44             0.96             0.20+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               45%             108%             111%
==========================================================================================================
Average Commissions                                                $0.05               --               --
==========================================================================================================

(a) For the period from November 6, 1992 (inception date) to September 30, 1993.

(b) For the period from August 10, 1993 (inception date) to September 30, 1993.

 ++ Total return is not annualized, as the result may not be representative of the total return for the year.

  + Annualized.

Smith Barney
Fundamental Value Fund Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Smith Barney Fundamental Value Fund Inc. as of September 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
October 26, 1995

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